UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                 FORM 8-K

                           CURRENT REPORT Pursuant
                       to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): May 16, 2005


                           AIMSI TECHNOLOGIES, INC.
                          ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Utah
                 (State or Other Jurisdiction of Incorporation)

        0-30685                                       87-0305395
        -------                                       ----------
  (Commission File Number)            (I.R.S. Employer Identification No.)


                  702 South Illinois Avenue, Suite 203
                            Oak Ridge, TN 37830
                    (Address of Principal Executive Offices)

                                 713-271-2118
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On May 16, 2005, John Stump, submitted to the Board of Directors of AIMSI Technologies, Inc., a Utah corporation (the "Company"), his resignation as Vice President-Finance and Chief Financial Officer of the Company and its subsidiaries to pursue other business opportunities. Mr. Stump's resignation was effective as of May 15, 2005.


                             SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AIMSI TECHNOLOGIES, INC.


Date:    May 20, 2005     By:   /s/ Roland Edison
                          ------------------------------------------------
                                      Roland Edison
                              Chairman of the Board of Directors